Exhibit 99.5

SCAN TO VIEW MATERIALS & VOTE TAKE-TWO INTERACTIVE SOFTWARE, INC. ATTN: INVESTOR RELATIONS 110 WEST 44TH STREET NEW YORK, NY 10036 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 18, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TTWO2022SM You may attend the Meeting via the Internet and vote during the Meeting. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available, and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 18, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D79664-S44864 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY TAKE-TWO INTERACTIVE SOFTWARE, INC. The Board of Directors recommends you vote “FOR” proposals 1, 2, and 3: For Against Abstain 1. Approval of the issuance of shares of Take-Two common stock in connection with the combination contemplated by the Agreement and Plan of Merger, dated January 9, 2022, among Take-Two, Zebra MS I, Inc., Zebra MS II, Inc. and Zynga, as the same may be amended from time to time. ☐ ☐ ☐2. Approval and adoption of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Company capital stock from 205,000,000 to 305,000,000, of which 300,000,000 shares will be common stock and 5,000,000 shares will be preferred stock. ☐ ☐ ☐ 3. Approval of the adjournment of the Company’s special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Company’s special meeting to approve proposals 1 and 2. ☐ ☐ ☐ NOTE: Such other business as may properly come before the Meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D79665-S44864 TAKE-TWO INTERACTIVE SOFTWARE, INC. Special Meeting of Shareholders May 19, 2022 This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Daniel Emerson and Matthew Breitman, or any one of them acting individually, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and in the discretion of the proxies on such other matters as may properly come before the meeting, all of the shares of common stock of Take-Two Interactive Software, Inc. that the shareholder(s) is/are entitled to vote at theSpecial Meeting of Shareholders to be held at 11:00 AM, local time, on May 19, 2022 as a virtual, audio-only meeting hosted online at www.virtualshareholdermeeting.com/TTWO2022SM and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3. Continued and to be signed on reverse side